                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of this 12th day of June 1996, by and among The ForeFront Group, Inc., a Delaware corporation (the "Company") and Bookmaker Corporation (the "Seller").

                                    RECITALS
                                    --------

     WHEREAS, the Seller has, pursuant to an Asset Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), with the Company, certain registration rights with respect to the "Closing Shares," "Earnout Shares" and "Escrow Shares" (as defined in the Purchase Agreement) acquired under the Purchase Agreement; and

     WHEREAS, the obligations of the Seller under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the Company;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

     1.  CERTAIN DEFINITIONS
         -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Holders" shall mean the Seller, each stockholder of Holder who has received shares as a result of the liquidation of Seller, and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.13 hereof.

     "Incremental Registration Expenses" shall mean underwriting discounts and selling commissions attributable to the Registrable Securities being sold, incremental state or federal registration and filing fees and state Blue Sky fees and expenses incurred as a result of a Holder's participation in the registration to which such fees and expenses relate, and the fees and expenses of a Holder's own accountants and experts and more than one counsel to the Selling Stockholders.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registered Securities" shall mean any of the Registrable Securities which are included in a Registration Statement filed by the Company pursuant to
Section 2 hereof and which has been declared effective by the Commission.

     "Registrable Securities" shall mean (i) the Shares issued to the Seller on the date hereof and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares; provided, however, that Registrable Securities shall not include any shares of Common Stock which have been previously sold in a registered public offering under the Securities Act, or shares of Common Stock which would otherwise be Registrable Securities held by a Holder who is then permitted to sell all of such securities within any three (3) month period pursuant to Rule 144.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the Selling Stockholders, state Blue Sky fees and expenses, and the expenses of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions attributable to the Registrable Securities being sold, as well as all expenses normally incurred by the Company in connection with its ordinary business activities, including, but not limited to, rent and salaries.

     "Registration Statement" shall mean a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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

     "Selling Stockholders" shall mean the Holders of Registrable Securities to be included in a Registration Statement.

     "Shares" shall mean, collectively, the Closing Shares, Earnout Shares and Escrow Shares.

     2.  REGISTRATION RIGHTS.
         -------------------

     2.1  Mandatory Registration.
          ----------------------

     (a) Within 120 days of the "Closing Date" (as defined in the Asset Purchase Agreement), the Company will:

     (i) prepare and file with the Commission, a Registration Statement on Form S-1 (or other appropriate form) with respect to the Shares and use its reasonable best efforts to cause such Registration Statement to become and remain effective for a period of 30 months after the Closing Date;

     (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period contemplated in (i) above and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such Registration Statement in accordance with the Holders' intended method of disposition set forth in such Registration Statement for such period;

     (iii) register or qualify the Shares, by the time the Registration Statement is declared effective by the Commission, under all applicable state securities or "Blue Sky" laws of such jurisdictions as each Underwriter, if any, or Selling Stockholder shall request in writing, provided, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

     (iv) keep each such registration or qualification effective during the period the Registration Statement is required to be kept effective;

     (v) upon request by a Holder, do any and all other acts and things which may be reasonably necessary to enable such Underwriter, if any, and the Holder to consummate the disposition of the Shares in each such jurisdiction;

     (vi) notify the Holders when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective;

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

     (vii) in connection with an underwritten offering, if any, notify each Holder if, between the effective date of the Registration Statement and the closing of any sale of the Shares, the representations and warranties of the Company contained in the underwriting agreement relating to any underwritten offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose;

     (viii) furnish or cause to be furnished forthwith to the Holders, a "cold comfort" letter of the Company's independent accountants, as of the effective date of the Registration Statement, as to such matters as customarily are covered in accountant's letters delivered to underwriters in underwritten public offerings of securities;

     (ix) furnish or cause to be furnished forthwith to the Holders, an opinion of counsel to the Company, as of the effective date of the Registration Statement, in the form customarily provided by issuer's counsel in underwritten public offerings of securities;

     (x) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus as the Holders from time to time may reasonably request during the period of distribution of the Shares;

     (xi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission with respect to the disposition of the Shares covered by such Registration Statement, and make available to its security Holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

     (xii) Use its best lawful efforts to cause all Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; and if not so listed, use its best lawful efforts to be listed on the NASDAQ system.

     (b) In connection with each registration under this Section, the Holders will furnish to the Company in writing such information as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

     (c) Subject to Section 2.2 below, the Company agrees to supplement or amend the Registration Statement, if required by the Securities Act.

     (d) All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 hereof, shall be borne by the Company.

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

     (e) The obligations of the Company under this Section 2.1 shall terminate upon the expiration of 30 months from the effective date of a Registration Statement or the date on which the Shares are no longer included as Registrable Securities, whichever comes first.

     2.2   Interference with Mandatory Registration.
           ----------------------------------------

     (a) If, after the Registration Statement filed pursuant to Section 2.1 has been declared effective, a stop order, injunction or other order or requirement of the Commission or any other governmental agency or court is issued which suspends the effectiveness of such Registration Statement, (i) upon receipt of notice from the Company, the Holders will discontinue any disposition of Shares or Registered Securities, respectively, pursuant to that Registration Statement until receipt of notice from the Company that the suspension of the effectiveness of the Registration Statement has been withdrawn and (ii) the Company will use its reasonable best efforts to obtain the withdrawal of such order or to meet such requirement at the earliest possible time.

     (b) If, after the Registration Statement has become effective, an event occurs as a result of which the Company determines that the Registration Statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify the Holder, if applicable, use its reasonable best efforts to prepare and promptly file a post-effective amendment or a supplement to the Registration Statement or the related prospectus or promptly file any other required document so that, as thereafter delivered to purchasers of the Shares or Registered Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) Without limiting Section 2.2(a) and 2.2(b) hereof, if the Holders shall propose to sell any of the Shares or Registered Securities, respectively, pursuant to such Registration Statement, it shall notify the Company of its intent to do so at least three (3) full Business Days prior to such sale. At any time within such three (3) business day period, the Company may refuse to permit the Holder to resell any of the Shares pursuant to such Registration Statement; except that the Company may exercise this right only once in any 180 day period, unless the matter giving rise to the exercise by the Company of this right is beyond the Company's control; and provided, further, that in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because a sale pursuant to such Registration Statement in its then-current form would reasonably be expected to constitute a violation of the federal securities laws. Without limiting Section 2.2(b) hereof, in no event shall such delay exceed ten
(10) business days; provided, however, that if, prior to the expiration of such ten (10) business day period, the Company delivers a certificate in writing to the Holder to the effect that a further delay in such sale beyond such ten (10) business day trading period is necessary because a sale pursuant to the Registration Statement in its then-current form would reasonably be expected to constitute a violation of the federal securities laws, the Company may refuse to permit the Holders to resell any of the Shares pursuant to the Registration Statement for an additional period not to exceed five (5) business days, but in no event shall any such delay exceed in the aggregate 15 business days, unless the matter giving rise to the exercise of such right is beyond the Company's control.

     2.3   Selection of Underwriters.  With respect to the registration of the
           -------------------------
Shares pursuant to Section 2.1 hereof, at any time or from time to time after the Closing, the Seller may elect to have the Shares sold to one or more persons participating as underwriters for an underwritten offering. In such event, the Company shall engage one or more nationally recognized independent investment banking firms reasonably acceptable to the Holders of a majority of the Shares, as underwriters.

     2.4  Piggyback Registration.    Whenever the Company proposes to file a
          ----------------------
Registration Statement at any time after the Closing Date and prior to five years after such Closing Date, unless a Registration Statement with respect to the Shares has previously been filed and declared effective by the Commission, it will, at least 15 days prior to such filing, give written notice to all Holders of Registrable Securities of its intention to do so and, upon the written request of a Holder or Holders of Registrable Securities given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall (subject to Section 2.6 below) use its best efforts to cause all Registrable Securities that the Company has been requested by such Holder or Holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Holder or Holders; provided that the Company shall have the right to cancel, postpone or withdraw any registration effected pursuant to this Section 2.4 without obligation to any Holders of Registrable Securities. The Holders of Registrable Securities that are registered shall be responsible for their proportionate share of the Incremental Registration Expenses related to their Registrable Securities, but shall not be responsible for any other Registration Expenses.

     2.5  Underwriter's Reductions.  If the offering to which the proposed
          ------------------------
registration under Section 2.4 relates is to be distributed by or through an underwriter or underwriters, and if in the written opinion of the managing underwriter the registration of all, or part of, the Registrable Securities that the Holders have requested to be included and any other shares of Common Stock sought to be registered by any other stockholder of the Corporation exercising rights comparable to those of the Holders of Registrable Securities (the "Other Common Stock"), would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities and Other Common Stock, if any, that the managing underwriter believes may be sold without causing such adverse effect, and such Registrable Securities as shall be excluded from registration by the managing underwriter of an offering shall not be sold or offered for sale by the Holder thereof until 120 days after the effective date of the Registration Statement. In the event of any such determination by the managing underwriter, (i) the number of Registrable Securities and Other Common Stock requested to be included in the underwriting shall be reduced pro rata among the holders of the Registrable

Securities and the holders of Other Common Stock requesting such registration and inclusion in the underwriting and may, in the determination of such managing underwriter and consistent with pro rata reduction, be reduced to zero and (ii) such Holder shall be responsible for and pay their proportionate share of the Incremental Registration Expenses directly related thereto. If requested by such underwriters, the Registrable Securities that are subject to the Registration Statement shall be sold to or through such underwriters at the same price to be paid to the Company or other stockholders owning shares of Other Common Stock included in such registration if the Company or such other stockholders are offering Common Stock.

     2.6  Registration Procedures.  If and whenever the Company is required by
          -----------------------
Section 2.4 to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

     (i) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period sufficient to effect the sale of the Registrable Securities, but in any event not more than 90 days from the effective date;

     (ii) furnish to each Selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Stockholder may reasonable request to facilitate the public sale or other disposition of the Registrable Securities owned by the Selling Stockholder; provided, however, that the obligation of the Corporation to deliver copies of prospectuses to such Selling Stockholders shall be subject to the receipt by the Company of reasonable assurances from such Selling Stockholders that they will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use by them of any prospectuses; and

     (iii) as expeditiously as possible, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states or jurisdictions as the Selling Stockholder shall reasonable request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Corporation shall not be required in connection with this Section 2.7(iii) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     2.7  Amendments to Prospectus.  If the Company has delivered preliminary or
          ------------------------
final prospectuses to the Selling Stockholder and after having done so, the Company determines that such prospectus should be amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholder and, if requested, the Selling Stockholder shall immediately cease making offers of Registrable Securities and return all prospectuses to the

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

Corporation except for file copies used for archival purposes. The Company shall use its best efforts to promptly provide the Selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the Selling Stockholder shall be free to resume making offers of the Registrable Securities.

     2.8  Obligations of Selling Stockholders.  No Registrable Securities shall
          -----------------------------------
be included in a registration under Section 2.4 unless the Holder of such Registrable Securities (a) completes and executes all questionnaires, indemnities, underwriting agreements and other documents required under the terms of any underwriting arrangement relating to such registration or under any applicable rules and regulations of the Commission provided that such documents are no more onerous than those executed or completed by the Company or any other stockholder of the Company selling stock in such offering, and (b) provides to the Company in writing such information as the Company may reasonably require from such Holder (i) for inclusion in the Registration Statement relating to such registration, (ii) describing the manner and circumstances of the proposed sale or transfer of Registrable Securities by such Holder, and (iii) to enable the Company to determine if an exemption provided for in this Agreement from the Company's obligation to include such Registrable Securities in a Registration Statement may be applicable.

     2.9  Indemnification.
          ---------------

     (a) To the extent permitted by law, the Company will indemnify each Holder participating in a registration pursuant to this Agreement, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld), and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424 of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424 was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

     (b) To the extent permitted by law, each Holder will, if Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement by such Holder (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission by such Holder (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424 of the Commission, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424 was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

     (c) Each party entitled to indemnification under this Section 2.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate or different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

     (d) If the indemnification provided for in this Section 2.9 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Stockholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Stockholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2.9(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 2.9(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 2.9(c) hereof. Notwithstanding the provisions of this
Section 2.9(d), no Selling Stockholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution under this Section (d) from any person who was not guilty of such fraudulent misrepresentation.

     (e) Notwithstanding the foregoing provisions of this Section 2.10, if pursuant to an underwritten public offering of capital stock of the Company, the Selling Stockholders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties thereto in connection with such offering, the indemnification provisions of this Section 2.10, to the extent they are in conflict therewith, shall be deemed inoperative for the purpose of such offering, except as to any parties to this Agreement who are not parties to such subsequent underwriting or purchase agreement.

     2.10  Certain Information.
           -------------------

     (a) As a condition to exercising the registration rights provided for herein, each Holder, with respect to any Registrable Securities included in any registration, shall furnish the Company such information regarding such Holder, the Registrable Securities and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 2.

     (b) The failure of any Holder to furnish the information requested pursuant to Section 2.11(a) shall not affect the obligation of the Company under Section 2 to the remaining Holder(s) who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

     (c) Each Holder, with respect to any Registrable Securities included in any registration, shall cooperate in good faith with the Company and its underwriters, if any, in connection with such registration, including placing such shares in escrow or custody to facilitate the sale and distribution thereof.

     (d) Each Holder, with respect to any Registrable Securities included in any registration, shall make no further sales or other dispositions, or offers therefor, of such shares under such registration statement if, during the effectiveness of such registration statement, an intervening event should occur which, in the opinion of counsel to the Company, makes the prospectus included in such registration statement no longer comply with the Securities Act until such time as such holder has received from the Company copies of a new, amended or supplemented prospectus complying with the Securities Act.

     2.11  Rule 144 Reporting.    With a view to making available the benefits
           ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable

Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best lawful efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (c) So long as a Holder owns any Registrable Securities, to promptly furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration. In addition, if at any time following the effective date of the first registration of any of the Company's securities under the Securities Act the Company shall cease to be subject to the requirements of
Section 15(d) of the Exchange Act, the Company will make available to any of the Holders the information required by Rule 15c2-11(a)(4) of the Exchange Act (or any corresponding rule hereafter in effect).

     2.12  Transfer of Registration Rights.   The rights granted to the Seller
           -------------------------------
may be assigned without the consent of the Company to each stockholder of Seller in connection with the liquidation of Seller, provided that each such stockholder shall execute an acknowledgment agreeing to be bound by all of the terms of this Agreement. Thereafter, the rights granted under this Agreement may be assigned by each such stockholder of Seller to a transferee or assignee in connection with any transfer or assignment of Registrable Securities provided that: (i) such transferee or assignee is a partner or retired partner of any stockholder which is a partnership, (ii) such transferee or assignee is a member of the immediate family of such stockholder or a trust for the benefit of any individual stockholder, or (iii) such transferee or assignee is acquiring no less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like); provided further that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the stockholder notifies the Company in writing prior to the transfer or assignment and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement, and (iii) such transfer is not pursuant to a registration statement under the Securities Act or Rule 144 promulgated under the Securities Act.

     2.13  Standoff Agreement.  Each Holder agrees, upon request of the
           ------------------
underwriter managing a public offering of equity securities offered by the Company, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any equity securities of the Company (other than those included in the registration) without the prior written consent of such underwriters, for such period of time from the effective date of a registration statement relating to such underwritten public offering as may be requested by the underwriters not to exceed ninety days; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions. Furthermore, each Holder agrees that during any three-month period following the Closing Date, such Holder will not sell more than twenty-five percent (25%) of the total amount of Shares held by such Holder.

     3.  MISCELLANEOUS.
         -------------

     3.1  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY
          -------------
THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     3.2  Successors and Assigns.    Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     3.3  Effective Date; Entire Agreement; Amendment.    This Agreement shall
          -------------------------------------------
constitute the full and entire understanding and agreement between the parties with regard to the subject hereof, and shall be effective at such time as it has been signed by the Company and the Seller. Except as expressly provided herein, this Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Holders holding at least one-half ( 1/2) of the then outstanding Registrable Securities owned by Holders.

     3.4  Notices, etc.    All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to a Holder, at such Holder's address set forth on the signature page, or at such other address as such party shall have furnished to the Company in writing, or
(b) if to the Company, at The ForeFront Group, Inc., 1360 Post Oak Boulevard, Suite 1660, Houston, TX 77056, ATTN.: President, or at such other address as the Company shall have furnished to the other parties hereto.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt, if delivered personally or by courier, or, if sent by mail, at the earlier of its receipt or 48 hours after same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     3.5  Delays or Omissions.  Except as expressly provided herein, no delay or
          -------------------
omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

     3.6  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     3.7  Severability.    In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     3.8  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not considered in construing or interpreting this Agreement.

     IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.

                                  "COMPANY"
                                  THE FOREFRONT GROUP, INC.


                                  By:
                                     ------------------------------------
                                  Title:
                                        ---------------------------------


                                  "SELLER"

                                  BOOKMAKER CORPORATION

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------
                                  Address:
                                          --------------------------------

                                          --------------------------------

Acknowledged and Agreed:

          The undersigned, a stockholder of Seller, hereby acknowledges his or her agreement to be bound by the terms set forth herein.

                                  ----------------------------------------

                                  Name:
                                        __________________________________
                                  Date:
                                        ----------------------------------
                                  Address:
                                          --------------------------------

                                          --------------------------------